UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

CONOR MEDSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51066	94-3350973
(Commission File Number)	(IRS Employer Identification No.)

1003 Hamilton Court

Menlo Park, CA 94025
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (650) 614-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The board of directors (the "Board") of Conor Medsystems, Inc. (the "Company") elected Steven B. Gerber, M.D. to the Board effective as of January 27, 2006. Dr. Gerber was recommended for election to the Board by the Nominating and Corporate Governance Committee of the Board. Dr. Gerber will serve as a Class II director whose term will expire at the Company's 2006 annual meeting of stockholders. At this time Dr. Gerber has not been appointed to any committees of the Board. There was no arrangement or understanding between Dr. Gerber and any other persons pursuant to which Dr. Gerber was selected as a director.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOR MEDSYSTEMS, INC.
Dated: January 31, 2006	By:	/s/ Michael Boennighausen Michael Boennighausen Vice President and Chief Financial Officer